Exhibit 99.1

TCF Financial Corporation

First Quarter 2008 Investor Presentation

The Convenience Franchise

1.)                                  Corporate Profile

At March 31, 2008

•	$16.4 billion financial holding company headquartered in Minnesota

• 33rd largest U.S. based bank by asset size

•	453 bank branches, 118 branches opened since January 1, 2003

• 26th largest branch network

• 11 campus alliances; 6th largest in campus card banking relationships

•	1,654 ATMs free to TCF customers; 1,155 off-site

•	12th largest issuer of Visa® Classic debit cards

•	18th largest bank-owned equipment finance/leasing company in the U.S.

•	ROA 1.18%; ROE 17.08%

2.)                                  Corporate Profile

•	Bank branches located in seven states

	At 3/31/08	At 1/1/03
Traditional	195	144
Supermarket	243	244
Campus	15	7
Total	453	395

	At 3/31/08	At 1/1/03
Minnesota	109	94
Illinois	203	187
Michigan	56	58
Colorado	47	16
Wisconsin	28	35
Indiana	5	5
Arizona	5	—
Total	453	395

3.)                                  What Makes TCF Different

•	Convenience
TCF banks a large and diverse customer base by offering a host of convenient banking services:
	•	Open seven days a week, 364 days/year
	•	Traditional, supermarket and campus branches
	•	1,654 free ATMs
	•	Free debit cards
	•	No purchase-fee gift cards
	•	Free coin counting
	•	TCF Totally Free Online banking

•	De Novo Expansion
TCF is increasing its market share through de novo expansion:
	•	Opening new branches
• Arizona
	•	Starting new businesses
	•	Offering new products and services

4.)                                  What Makes TCF Different

•	Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•	Credit Quality
TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  What Makes TCF Different

•	No teaser rate subprime lending programs

•	No 2/28 ARM loans

•	No Option ARM loans

•	No asset-backed commercial paper

•	No asset-backed securities secured by credit cards or car loans

•	TCF does not participate in Structured Investment Vehicles

6.)                                  Risk-Based Capital
$103 million excess over well capitalized requirement
($ millions)

	12/04	12/05	12/06	12/07	3/08

Actual	$959	$1,050	$1,173	$1,246	$1,279
Target (10.6%):	$934	$1,042	$1,120	$1,235	$1,247
Well Capitalized Requirement	$881	$983	$1,057	$1,165	$1,176
Tier 1:	9.12%	8.79%	8.65%	8.28%	8.34%
Total:	10.88%	10.68%	11.10%	10.70%	10.87%
Excess RBC:	$77	$67	$116	$81	$103

7.)                                  Share Repurchase Program

•	To preserve capital, TCF is not repurchasing shares

•	No shares were repurchased in the first quarter of 2008

8.)                                  Dividend History

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Dividends Paid	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97	$.25	1

Dividend Payout Ratio:	35%	36%	35%	37%	37%	43%	40%	43%	48%	46%	66%

10-year compounded annual growth rate of 14.6% is the 9th highest among the 50 largest banks in the country

1   Year-to-date

9.)                                  Return of Net Income to Stockholders
($ millions)

	Net	Dividends	Stock		% of Net
	Income	Paid	Repurchase	Total	Income

2004	$255.0	$104.0	$116.1	$220.1	86%
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007	266.8	124.5	105.3	229.8	86
2008[1]	47.4	31.6	—	31.6	67
Total	$1,079.2	$496.0	$415.9	$911.9	85%
% of Net Income		46%	39%	85%

1   Year-to-date

10.)                           Power Assets

11.)                           Home Equity Lending +12%*
64% are 1st mortgages
($ millions)

	12/04	12/05	12/06	12/07	3/08

1st Mortgages	$2,894	$3,376	$3,782	$4,179	$4,324
Junior Liens	1,488	1,773	2,101	2,344	2,399
Total	$4,382	$5,149	$5,883	$6,523	$6,723

*   Twelve-month growth rate

12.)                           Home Equity Loans

                At March 31, 2008

•	64% are 1st mortgages, average loan amount of $115,441

•	36% are junior lien positions, average loan amount of $34,923

•	77% amortizing loans, 23% lines of credit

•	75% fixed rate and 25% variable rate (prime based)

•	65% of variable rate loans are at their interest rate floor[1]

•	Average home value of $251,127[2]

•	Yield 6.97%

•	Over-30-day delinquency rate .98%[3]

•	Net charge-offs: 2008 = .55%[4], 2007 = .33%, 2006 = .13%

•	Average FICO score at origination of 722

1   At April 1, 2008

2   Based on most recent values known to TCF

3   Excludes non-accrual loans

4   Annualized

13.)                           Commercial Lending +7%*
($ millions)

	12/04	12/05	12/06	12/07	3/08

Commercial Business	$436.7	$435.2	$552.0	$558.3	$535.0
Commercial Real Estate	2,154.4	2,297.5	2,390.7	2,557.3	2,596.1
Total	$2,591	$2,733	$2,943	$3,116	$3,131

*   Twelve-month growth rate

14.)                           Commercial Loans

                At March 31, 2008

•	Commercial real estate
• 27% retail services
• 19% apartment loans
• 15% office buildings

•	Commercial business — $535 million

•	Yield 6.23%

•	Over-30-day delinquency rate .27%[1]

•	Net charge-offs: 2008 = .14%[2], 2007 = .12%

•	Approximately 99% of all commercial loans secured

•	CRE location mix: 93% TCF Markets, 7% Other

1   Excludes non-accrual loans

2   Annualized

15.)                           Leasing and Equipment Finance1 +17%*
($ millions)

	12/04	12/05	12/06	12/07	3/08

Leasing and Equipment Finance	$1,389	$1,560	$1,899	$2,175	$2,249

1   Includes operating leases

*  Twelve-month growth rate

16.)                           Leasing and Equipment Finance

                At March 31, 2008

•	18th largest bank-owned equipment finance/leasing company in the U.S.

•	37th largest equipment finance/leasing company in the U.S.

•	Diverse equipment types
• 20% specialty vehicles
• 18% construction
• 17% manufacturing
• 14% medical
• 11% technology and data processing

•	Yield 7.65%

•	Uninstalled backlog of $315.2 million; up $35.7 million from year-end 2007

•	Over-30-day delinquency rate .92%[1]

•	Net charge-offs: 2008 = .39%[2], 2007 = .20%,

1   Excludes non-accrual loans and leases

2   Annualized

17.)                           Allowance for Loan & Lease Losses
($ millions)

	12/04		12/05		12/06		12/07		3/08

Allowance for Loan & Lease Losses	$75.4		$55.8		$58.5		$80.9		$97.4
Net Charge-offs (NCO)	$17.5		$28.2		$18.0		$34.6		$13.6

As a % of Loans & Leases:
Allowance	.80%		.55%		.52%		.66%		.77%
NCO	.20%		.29%		.17%		.30%		.44%[1]
Coverage Ratio	4.3	X	2.0	X	3.3	X	2.3	X	1.8	X1

1   Annualized

18.)                           Delinquencies (Over 30-Day)1
(Percent)
($ millions)

	12/04	12/05	12/06	12/07	3/08

Delinquencies	.37%	.43%	.63%	.67%	.83%

Delinquencies	$34.4	$43.6	$71.7	$82.6	$104.3

Over 90-Day Delinquencies: [1]	.05%	.06%	.11%	.12%	.19%

1   Excludes non-accrual loans and leases

19.)                           Non-Performing Assets
($ millions)

	12/04	12/05	12/06	12/07	3/08

Non-Accrual Loans & Leases	$46.9	$29.7	$43.2	$59.8	$86.2
Real Estate Owned	17.2	17.7	22.4	45.8	47.8
Total	$64.1	$47.4	$65.6	$105.6	$134.0

Reserves/NAs:	161%	188%	136%	135%	113%
NPAs/Assets:	.52%	.35%	.45%	.66%	.82%

20.)                           Net Charge-Offs by Business Line

			YTD[1]
	2006	2007	2008
Consumer home equity:
First mortgage lien	.09%	.24%	.38%
Junior lien	.22	.50	.84
Total consumer home equity	.13	.33	.55
Commercial real estate	.01	.10	.07
Commercial business	.09	.22	.44
Leasing and equipment finance	.29	.20	.39
Residential real estate	.04	.04	.13
Total	.17	.30	.44

1   Annualized

21.)                           Total Deposits
Average Balances
($ millions)

	12/04	12/05	12/06	12/07	3/08

Certificates of Deposit	$1,494	$1,740	$2,291	$2,461	$2,500
Money Market	764	641	621	605	590
Savings	1,936	2,076	2,306	2,475	2,738
Checking	3,582	4,023	4,190	4,107	4,015
Total	$7,776	$8,480	$9,408	$9,648	$9,843

Average Rate:	.55%	1.15%	2.08%	2.39%	1.99%

22.)                           Premier Checking & Savings Deposits +16%*
Average Balances
($ millions)

	12/04	12/05	12/06	12/07	3/08

Premier Savings	$85	$427	$899	$1,184	$1,474
Premier Checking	199	642	1,001	1,055	1,009
Total	$284	$1,069	$1,900	$2,239	$2,483

Average Rate:	1.61%	2.73%	3.62%	3.60%	2.57%
1-month LIBOR spread:	(.11)	(.65)	(1.48)	(1.65)	(.74)

*  Twelve-month growth rate

23.)                           Small Business Deposits +5%*
($ millions)

	12/04	12/05	12/06	12/07	3/08

Checking Deposits	$546	$607	$614	$586	$579
Money Market Deposits	17	89	116	168	185
Total	$563	$696	$730	$754	$764

# of Accounts:	113,979	124,145	135,861	138,979	139,757

*  Twelve-month growth rate

24.)                           Small Business Services and Products

                At March 31, 2008

•	$579 million in 0% interest checking account deposits

•	Small business loans up to $500,000; small business administration loans up to $150,000

•	105,450 TCF Business Check Cards SM

•	TCF Miles Plus Business Check Card SM loyalty program

•	TCF Personal Pay Day® - employee package (checking, savings, loan discounts, etc.) through participating businesses

25.)         Banking Fees and Other Revenue1 +3%*

                ($ millions)

	2004	2005	2006	2007	2008

First Quarter	$87.7	$88.2	$94.4	$96.2	$99.5
Second Quarter	104.5	100.1	106.7	108.7	—
Third Quarter	103.0	104.7	108.2	109.5	—
Fourth Quarter	98.8	100.9	101.3	108.4	—
Total	$394	$394	$411	$423	$100

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*  Year-to-date growth rate (‘08 vs ‘07)

26.)         Card Revenue+7%*

                ($ millions)

	2004	2005	2006	2007	2008

First Quarter	$13.5	$17.6	$21.3	$23.3	$24.8
Second Quarter	16.0	19.8	22.9	24.9	—
Third Quarter	16.3	21.0	24.4	25.6	—
Fourth Quarter	17.7	21.4	23.5	25.1	—
Total	$63.5	$79.8	$92.1	$98.9	$24.8

Sales Vol.:	$4,735	$5,673	$6,465	$6,949	$1,759	1
Average Interchange Rate:	1.30%	1.34%	1.36%	1.35%	1.33%	1

*  Year-to-date growth rate (‘08 vs. ‘07)

1   Year-to-date

27.)         Card Revenue

•	12th largest issuer of Visa® Classic debit cards

•	13th largest issuer of Visa® Commercial debit cards

•	$1.8 billion in sales volume, up 6.2%[1]

•	19.5 transactions per month on active cards, up 7.1%[1]

1   Year-to-date

28.)         New Branch Expansion

29.)         Total New Branches

                Branches opened since January 1, 2003

	12/03	12/04	12/05	12/06	12/07	3/08

Supermarket Branches	5	16	23	28	34	35
Traditional and Campus Branches	14	33	54	68	81	83
Total	19	49	77	96	115	118

Percent of Total Branches:	5%	11%	17%	21%	25%	26%

30.)         New Branch Total Deposits +29%*

                Branches opened since January 1, 2003

                ($ millions)

	12/03	12/04	12/05	12/06	12/07	3/08

Deposits	$25	$141	$517	$751	$925	$1,048

*  Twelve-month growth rate

31.)         New Branch Banking Fees & Other Revenue1 +36%*

                Branches opened since January 1, 2003

                ($ millions)

	2003	2004	2005	2006	2007	2008

First Quarter	$—	$.9	$4.3	$7.7	$10.7	$14.6
Second Quarter	.1	2.6	5.8	9.6	13.6	—
Third Quarter	.2	3.3	6.6	10.2	14.3	—
Fourth Quarter	.3	4.1	7.2	10.0	15.0	—
Total	$.6	$10.9	$23.9	$37.5	$53.6	$14.6

1   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

*  Twelve-month growth rate

32.)         Financial Highlights

33.)         Financial Highlights

                ($ millions, except per-share data)

	Year-to-Date
	2008	2007	Change
Net Interest Income	$142.8	$135.5	5.4%
Fees & Other Revenue:
Banking	99.5	96.2	3.4
Other	13.2	15.9	(18.0)
Total Fees and Other Revenue	112.7	112.1	.5
Visa Share Redemption	8.3	—	N.M.
Gains on Sales of Securities Available for Sale	6.3	—	N.M.
Gains on Sales of Branches and Real Estate	—	31.2	N.M.
Total Non-Interest Income	127.3	143.3	(11.2)
Total Revenue	270.1	278.8	(3.1)
Provision for Credit Losses	30.0	4.7	N.M.
Non-Interest Expense	168.3	164.2	2.5
Net Income	$47.4	$82.7	(42.7)

Diluted EPS	$.38	$.65
ROA	1.18%	2.24%
ROE	17.08%	31.81%

N.M. Not Meaningful

34.)         Significant Financial Items

                Impact on Diluted EPS

                ($)

	Year-to-Date
	2008	2007
Asset sales:
Michigan branches	$—	$.16
Securities available for sale	.04	—
Visa share redemption	.04	—
Visa indemnification	.02	—
Income tax adjustments	—	.07
Total impact on diluted EPS	$.10	$.23
Provision for credit losses	$(.16)	$(.02)

35.)         Return to Stockholders1 +14%*

		SNL All
Period Ending	TCF	Bank & Thrift	S&P 500
6/86	$100.00	$100.00	$100.00
3/87	$114.03	$116.90	$122.03
3/88	$71.02	$95.55	$111.85
3/89	$83.69	$116.13	$132.15
3/90	$95.30	$120.40	$157.61
3/91	$118.86	$127.18	$180.33
3/92	$161.09	$186.01	$200.24
3/93	$278.25	$250.20	$230.74
3/94	$272.25	$233.05	$234.14
3/95	$395.48	$254.92	$270.59
3/96	$680.57	$378.21	$357.44
3/97	$758.58	$505.12	$428.31
3/98	$1,323.55	$834.13	$633.89
3/99	$1,042.41	$829.82	$750.91
3/00	$979.34	$813.11	$885.64
3/01	$1,598.12	$923.93	$693.66
3/02	$2,277.21	$1,022.67	$695.33
3/03	$1,778.44	$874.59	$523.16
3/04	$2,334.63	$1,254.24	$706.89
3/05	$2,550.07	$1,261.13	$754.20
3/06	$2,499.46	$1,290.98	$842.64
3/07	$2,651.80	$1,417.50	$942.33
3/08	$1,878.99	$972.57	$894.48

1   Assumes $100 invested June 18, 1986 with dividends reinvested

*  Annualized return since June 18, 1986

36.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include, but are not limited, to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes; impact of federal legislation enacted in September 2007, reducing interest subsidies and other benefits available to TCF in its education lending programs;adverse findings in tax audits or regulatory examinations and resulting enforcement actions; changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; and results of litigation, including possible increases in indemnification obligations for certain litigation against Visa USA (“covered litigation”) and potential reductions in card revenues resulting from other litigation against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company

37.)         Appendix

38.)         Diluted EPS

                ($)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008 [1]

Diluted EPS	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$2.12	$.38

1   Year-to-date

39.)         Power Asset Geographic Profile

                ($ 000s)

		Commercial
	Consumer	Real Estate	Leasing and
	Home Equity	& Commercial	Equipment
At March 31, 2008:	& Other	Business	Finance	Total
Minnesota	$2,545,225	$771,303	$71,987	$3,388,515
Illinois	2,111,656	731,473	75,930	2,919,059
Michigan	1,140,149	903,276	92,586	2,136,011
Wisconsin	511,146	414,427	41,409	966,982
Colorado	392,456	75,171	37,293	504,920
California	2,707	19,181	279,342	301,230
Florida	7,037	56,583	132,038	195,658
Texas	696	2,459	141,467	144,622
Arizona	19,690	14,443	87,767	121,900
Indiana	23,936	25,602	37,382	86,920
Other	29,923	117,146	1,183,581	1,330,650
Total	$6,784,621	$3,131,064	$2,180,782	$12,096,467

40.)         Consumer Home Equity and Commercial Loans

                Quarterly Average Balances

                ($ millions)

			Change
			Inc./(Dec.)
	3/31/08	3/31/07	$		%
Consumer Home Equity:
Fixed-rate	$4,983	$4,476	$507		11%
Yield	6.94%	6.95%	(1	)bps

Variable-rate	$1,603	$1,443	$160		11%
Yield	7.07%	8.83%	(176	)bps

Commercial:
Fixed- and adjustable-rate	$2,153	$1,896	$257		14%
Yield	6.35%	6.38%	(3	)bps

Variable-rate	$957	$1,036	$(79)		(8)%
Yield	5.95%	7.64%	(169	)bps

41.)         Customer Payment Activity

                Transaction Volume

                (# millions)

			% Increase/
	YTD 1Q08	YTD 1Q07	Decrease
Checks/ACH	27.8	30.6	(9.1)%
ATM	7.0	7.7	(9.4)%
Debit Card Purchases	47.9	45.6	5.0%

42.)         Glossary of Terms

                Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

                Earnings per Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

                Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, and certain other businesses.

                Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

43.)         Glossary of Terms (continued)

                Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

                Power Liabilities®

Checking, savings, money market and certificates of deposit.

                Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

                Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

44.)         Source References

                Slide: Corporate Profile

33rd largest U.S. bank - Ipreo; 12/31/07

26th largest branch network - SNL Financial, LC; 1Q08

6th largest in campus card relationships - CR80News; Spring 2008

12th largest issuer of Visa Classic - Visa; 4Q07; ranked by sales volume

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

                Slide: Dividend History

10-year compounded annual growth rate - Ipreo

                Slide: Leasing and Equipment Finance

18th largest bank-owned leasing company - The Monitor; Jul/Aug 2007

37th largest leasing company - The Monitor; 2007 Monitor 100

                Slide: Card Revenue

12th largest issuer of Visa Classic - Visa; 4Q07; ranked by sales volume

13th largest issuer of Visa Commercial - Visa; 4Q07; ranked by sales volume

                Slide: Return to Stockholders

Return to Stockholders - SNL Financial, LC and S&P